Sale of assets	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Sale of assets
6. Sale of assets:

The Company completed the sale of its CNG Compressor business on July 25, 2018 for gross proceeds of $14,729 and recorded a net gain of $9,910. The assets and liabilities of the CNG Compressor business were accounted for as held for sale effective from the second quarter of 2018. The comparative balances of the CNG Compressor business were also reclassified as at December 31, 2017, with an impact to the following balance sheet accounts: accounts receivable, inventories, property, plant and equipment, accounts payable and accrued liabilities, warranty liability and other long-term liabilities. The notes for these account balances have been adjusted for these reclassifications in these financial statements.

During the second quarter of 2017, substantially all of the former Industrial business segment was sold resulting in a gain of $58,310.

As discussed in note 15, 15% of the net consideration received on these asset sales was paid or will be payable against the royalty payable due to Cartesian.

The carrying amount of the major classes of assets and liabilities for the held-for-sale for both the CNG Compressor business and Industrial business segment at December 31, 2018 and December 31, 2017 are shown below:

	December 31, 2018	December 31, 2017

Cash	$—	$5,924
Accounts receivable	1,676	5,267
Inventories	—	5,006
Property, plant, and equipment	—	795
Total assets classified as held for sale	$1,676	$16,992

Accounts payable and accrued liabilities	$57	$12,597
Restructuring obligations	467	—
Income taxes payable	2,054	3,448
Other current liabilities	—	1,462
Deferred income tax liabilities and other liabilities	1,292	1,634
Total liabilities classified as held for sale	$3,870	$19,141

6. Sale of assets (continued):

The following table presents the combined financial results of the CNG Compressor business and Industrial business segments which are included in net income from discontinued operations for the years ended December 31, 2018, 2017 and 2016:

	December 31, 2018	December 31, 2017	December 31, 2016
Revenue	$8,837	$46,268	$57,715

Cost of revenue	7,548	34,647	43,495
Research and development	603	2,972	3,960
General and administrative	1,083	5,027	3,429
Sales and marketing	575	2,713	2,765
	9,809	45,359	53,649
Operating income (loss) from discontinued operations	(972)	909	4,066

Restructuring costs	1,268	—	—
Net gain on sale of assets	(10,710)	(58,310)	—
Other expenses (recovery)	—	220	(93)
Income from discontinued operations before income tax	8,470	58,999	4,159
Income tax expense (recovery)	(808)	6,118	1,060
Net income from discontinued operations	$9,278	$52,881	$3,099

On January 1, 2018, the Company exited the portion of the facility related to the discontinued Industrial business segment and recorded a $1,268 lease-exit restructuring obligation. The lease terminates in August of 2019. During the second quarter of 2018, the Company adjusted a provision related to the Industrial business segment and recorded an additional gain of $800.